A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2021

SECOND SIGHT MEDICAL PRODUCTS, INC.

(Exact Name of Registrant as Specified in its Charter)

California	001-36747	02-0692322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	13170 Telfair Ave Sylmar, California	91342
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 833-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Warrants	EYES EYESW	Nasdaq Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

           Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.Entry into a Material Definitive Agreement.

On March 23, 2021, Second Sight Medical Products, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) for a private placement with several investors, wherein a total of 4,650,000 shares of the Company’s common stock, no par value per share (the “Common Stock”), were issued at a purchase price of $6.00 per share (the “Private Placement”).  Gross proceeds from the Private Placement, which closed on March 26, 2021, were $27,900,000 before placement agent fees, legal fees, and other offering expenses.  The Company intends to use the net cash proceeds principally for general corporate purposes.

The Company engaged ThinkEquity, a division of Fordham Financial Management, Inc. (“ThinkEquity”), as placement agent for the Private Placement pursuant to a placement agency agreement (the “Placement Agency Agreement”). The Company paid ThinkEquity a cash placement fee equal to 6.5% of the aggregate purchase price of the shares sold in the Private Placement, less $50,000.

In connection with the Private Placement, the Company entered into the Securities Purchase Agreement with investors containing customary representations and warranties. The Company and investors also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) under which the Company will prepare and file a registration statement (the “Resale Registration Statement”) with the Securities and Exchange Commission (“SEC”) for the purpose of registering the resale of shares of Common Stock issued in the Private Placement. Under the Registration Rights Agreement, the Company is required to cause the Resale Registration Statement to be filed within 45 days of the date of the Securities Purchase Agreement, or if Pixium Vision terminates its Memorandum of Understanding with the Company, within 15 days of such termination (the “Filing Date”).  The Company is required to use reasonable best efforts to cause the Resale Registration Statement to be declared effective by the SEC within 30 days after the Filing Date if the SEC does not review the Resale Registration Statement, or within 60 days after the Filing Date if the Resale Registration Statement is reviewed.   If the Company fails to meet the specified filing deadlines or keep the Resale Registration Statement effective, subject to certain permitted exceptions, the terms of the Registration Rights Agreement provide that the Company will be required to pay liquidated damages to the purchasers. The Company also agreed, among other things, to indemnify the selling holders under the Resale Registration Statement from certain liabilities and to pay all fees and expenses incident to the Company’s performance of or compliance with the Registration Rights Agreement.

The representations, warranties and covenants contained in the Securities Purchase Agreement were made solely for the benefit of the parties to the Securities Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Securities Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Securities Purchase Agreement is filed with this report only to provide investors with information regarding the terms of Private Placement, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Securities Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Also in connection with the Private Placement, on March 23, 2021, the Company entered into a Termination Agreement (the “Termination Agreement”) with Hudson Bay Capital Management (“HB”) pursuant to which, in consideration of a payment of $1,350,000 to HB and reimbursement of an additional $50,000 in legal fees (as well as HB’s participation in the Private Placement), HB agreed to terminate and waive its rights under a Term Sheet for Offering of Preferred Shares and Warrants between HB and the Company that was entered into on or around March 7, 2021 (the “Term Sheet”). Under the exclusivity provisions of the Term Sheet, the Company was prohibited from negotiating or entering into a financing transaction for a specified period with a party other than HB, and in the event the Company consummated or executed any term sheet or agreement with respect to a financing with another party during such specified period, HB may have been entitled to assert, at its option, to receive a payment of $2,500,000 from the Company or participate for up to 50% of the securities offered in the alternative financing transaction. Under the Termination Agreement, HB waived its rights under the Term Sheet and agreed to terminate the Term Sheet.

The Private Placement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Each of the purchasers in the Private Placement represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D, and was acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by the Company or its representatives.

The foregoing description of each of the Purchase Agreement, Registration Rights Agreement, Placement Agency Agreement, and Termination Agreement is qualified in its entirety by reference to the forms of such documents which are filed hereto as Exhibits 10.1, 10.2, 10.3, and 10.4 respectively.

Item 3.02.Unregistered Sales of Equity Securities

The matters described in Section 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 7.01       Regulation FD Disclosure

On March 26, 2021, the Company issued a press release entitled “Second Sight Medical Products Announces Closing of $27.9 Million Private Placement of Common Stock”.  The Company announced that it has closed its previously announced private placement, which resulted in gross proceeds to Second Sight of $27.9 million, before deducting offering expenses. The net proceeds from the private placement are expected to provide working capital for the Company.  The press release is furnished as Exhibit 99.1 hereto.

The information under this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Securities and Exchange Act of 1934 or under the Securities Act of 1933, except to the extent specifically provided in any such filing.

Item 9.01.Financial Statements and Exhibits.

Exhibit No.	Description

10.1*	Securities Purchase Agreement, dated March 23, 2021
10.2	Registration Rights Agreement, dated March 23, 2021
10.3	Placement Agency Agreement, dated, March 23, 2021, between the Company and ThinkEquity
10.4	Termination Agreement, dated March 23, 2021, between the Company and Hudson Bay Capital Management
99.1	Press Release “Second Sight Medical Products Announces Closing of $27.9 Million Private Placement of Common Stock” dated March 26, 2021

* The Disclosure Schedules to the Securities Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request

Forward-Looking Statement Safe Harbor

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the US Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Form 8-K regarding the use of proceeds from the Private Placement. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) changes in applicable laws or regulations; (2) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (3) the impact of COVID-19 on the Company’s business; and (4) other risks and uncertainties indicated from time to time in the Company’s Form 10-K for the year ended December 31, 2020, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that the Company considers immaterial or which are unknown. A further list and description of risks and uncertainties can be found in the Company’s Annual Report on Form 10-K, filed on March 16, 2021. Any forward-looking statement made by the Company in this Form 8-K is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECOND SIGHT MEDICAL PRODUCTS, INC.

Date: March 26, 2021	By:	/s/ Matthew Pfeffer
Matthew Pfeffer
Acting Chief Executive Officer